UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2014

INTERSIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Murphy Ranch Road
Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-432-8888

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Results of Operations and Financial Condition and Regulation FD Disclosure.

On October 29, 2014, Intersil Corporation issued a press release announcing its financial results for the quarter ended October 3, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Item 2.02 and Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 29, 2014 announcing Intersil Corporation’s third quarter 2014 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSIL CORPORATION
October 29, 2014	By: /s/ Thomas C. Tokos
Name: Thomas C. Tokos Title: Sr. Vice President, General Counsel and Secretary